UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)
22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 25, 2007, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release reporting its financial results for the quarter-ended September 30, 2007. A copy of the Company’s press release issued on October 25, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also available through the Company’s website at www.lincolnelectric.com. The information in this Current Report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	The Company’s press release dated October 25, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: October 25, 2007	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Senior Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	The Company’s press release dated October 25, 2007.